                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004
                                                        -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


         Delaware                   333-106925                 74-2440850
----------------------------- -------------------------- -----------------------
      (State or other              (Commission               (IRS Employer
      jurisdiction of              File Number)            Identification No.)
      incorporation)


             745 Seventh Avenue, 7th Floor
                  New York, New York                             10019
-------------------------------------------------------- -----------------------
       (Address of principal executive offices)               (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)
         ------------ ---

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-1, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 4-A1, Class 4-A2, Class 4-A3, Class 4-A4, Class 4-A5, Class 4-AX, Class 4-PAX, Class 5-A, Class 5-AX, Class 6-A, Class 6-AX, Class B1-II, Class B1X-II and Class B2-II (the "Group II Certificates"). The Group II Certificates are being offered pursuant to a Prospectus Supplement which is expected to be dated January 29, 2004 and a Prospectus which is expected to be dated January 27, 2004 (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Group II Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-106925) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.






--------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             99.1     Computational Materials

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRUCTURED ASSET SECURITIES
                                              CORPORATION


                                              By:    /s/ Michael C. Hitzmann
                                                     ---------------------------
                                              Name:  Michael C. Hitzmann
                                              Title: Vice President

Date: January 30, 2004

                                  EXHIBIT INDEX

Exhibit No.                Description                           Page No.
                           -----------                           --------

99.1                       Computational Materials

Lehman Brothers

                             Yield Table - Bond 3-A1

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A1
 ------------------------------------------------------------------------------
  Fixed Coupon:     5.319               Type:           Fixed
      Orig Bal:     40,000,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7:25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     102.906250                    3.49           2.79
     102.937500                    3.48           2.79
     102.968750                    3.47           2.79
     103.000000                    3.45           2.79
     103.031250                    3.44           2.79

     103.062500                    3.43           2.79
     103.093750                    3.42           2.79
     103.125000                    3.41           2.79
     103.156250                    3.40           2.79
     103.187500                    3.39           2.79

     103.218750                    3.38           2.80
     103.250000                    3.37           2.80
     103.281250                    3.36           2.80
     103.312500                    3.35           2.80
     103.343750                    3.34           2.80

     103.375000                    3.33           2.80
     103.406250                    3.31           2.80
     103.437500                    3.30           2.80
     103.468750                    3.29           2.80
     103.500000                    3.28           2.80

     103.531250                    3.27           2.81
     103.562500                    3.26           2.81
     103.593750                    3.25           2.81
     103.625000                    3.24           2.81
     103.656250                    3.23           2.81
   -----------------------------------------------------------
    Average Life                          3.21
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 3-A2

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A2
 ------------------------------------------------------------------------------
  Fixed Coupon:     4.130               Type:           Fixed
      Orig Bal:     110,160,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     101.406250                    3.30           2.84
     101.437500                    3.29           2.84
     101.468750                    3.28           2.84
     101.500000                    3.27           2.84
     101.531250                    3.26           2.84

     101.562500                    3.25           2.84
     101.593750                    3.24           2.84
     101.625000                    3.23           2.84
     101.656250                    3.22           2.85
     101.687500                    3.20           2.85

     101.718750                    3.19           2.85
     101.750000                    3.18           2.85
     101.781250                    3.17           2.85
     101.812500                    3.16           2.85
     101.843750                    3.15           2.85

     101.875000                    3.14           2.85
     101.906250                    3.13           2.85
     101.937500                    3.12           2.85
     101.968750                    3.11           2.86
     102.000000                    3.10           2.86

     102.031250                    3.09           2.86
     102.062500                    3.08           2.86
     102.093750                    3.06           2.86
     102.125000                    3.05           2.86
     102.156250                    3.04           2.86
   -----------------------------------------------------------
    Average Life                          3.21
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 3-A3

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                            Bond Summary - Bond 3-A3
 ------------------------------------------------------------------------------
  Fixed Coupon:     4.655               Type:           Fixed
      Orig Bal:     50,000,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     102.125000                    3.37           2.82
     102.156250                    3.36           2.82
     102.187500                    3.35           2.82
     102.218750                    3.34           2.82
     102.250000                    3.32           2.82

     102.281250                    3.31           2.82
     102.312500                    3.30           2.82
     102.343750                    3.29           2.82
     102.375000                    3.28           2.82
     102.406250                    3.27           2.82

     102.437500                    3.26           2.83
     102.468750                    3.25           2.83
     102.500000                    3.24           2.83
     102.531250                    3.23           2.83
     102.562500                    3.22           2.83

     102.593750                    3.21           2.83
     102.625000                    3.20           2.83
     102.656250                    3.18           2.83
     102.687500                    3.17           2.83
     102.718750                    3.16           2.83

     102.750000                    3.15           2.84
     102.781250                    3.14           2.84
     102.812500                    3.13           2.84
     102.843750                    3.12           2.84
     102.875000                    3.11           2.84
   -----------------------------------------------------------
    Average Life                          3.21
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 4-A1

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                            Bond Summary - Bond 4-A1
 ------------------------------------------------------------------------------
  Fixed Coupon:     4.180               Type:           Fixed
      Orig Bal:     100,000,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     100.875000                    3.65           2.84
     100.906250                    3.64           2.84
     100.937500                    3.63           2.84
     100.968750                    3.62           2.84
     101.000000                    3.61           2.84

     101.031250                    3.59           2.84
     101.062500                    3.58           2.85
     101.093750                    3.57           2.85
     101.125000                    3.56           2.85
     101.156250                    3.55           2.85

     101.187500                    3.54           2.85
     101.218750                    3.53           2.85
     101.250000                    3.52           2.85
     101.281250                    3.51           2.85
     101.312500                    3.50           2.85

     101.343750                    3.49           2.85
     101.375000                    3.48           2.86
     101.406250                    3.46           2.86
     101.437500                    3.45           2.86
     101.468750                    3.44           2.86

     101.500000                    3.43           2.86
     101.531250                    3.42           2.86
     101.562500                    3.41           2.86
     101.593750                    3.40           2.86
     101.625000                    3.39           2.86
   -----------------------------------------------------------
    Average Life                          3.25
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 4-A2

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                            Bond Summary - Bond 4-A2
 ------------------------------------------------------------------------------
  Fixed Coupon:     4.580               Type:           Fixed
      Orig Bal:     150,000,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     101.406250                    3.78           2.82
     101.437500                    3.77           2.82
     101.468750                    3.76           2.82
     101.500000                    3.75           2.82
     101.531250                    3.74           2.82

     101.562500                    3.73           2.82
     101.593750                    3.71           2.82
     101.625000                    3.70           2.82
     101.656250                    3.69           2.82
     101.687500                    3.68           2.83

     101.718750                    3.67           2.83
     101.750000                    3.66           2.83
     101.781250                    3.65           2.83
     101.812500                    3.64           2.83
     101.843750                    3.63           2.83

     101.875000                    3.62           2.83
     101.906250                    3.61           2.83
     101.937500                    3.60           2.83
     101.968750                    3.58           2.83
     102.000000                    3.57           2.84

     102.031250                    3.56           2.84
     102.062500                    3.55           2.84
     102.093750                    3.54           2.84
     102.125000                    3.53           2.84
     102.156250                    3.52           2.84
   -----------------------------------------------------------
    Average Life                          3.25
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 4-A3

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                            Bond Summary - Bond 4-A3
 ------------------------------------------------------------------------------
  Fixed Coupon:     4.170               Type:           Fixed
      Orig Bal:     100,000,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     100.843750                    3.65           2.84
     100.875000                    3.64           2.84
     100.906250                    3.63           2.84
     100.937500                    3.62           2.84
     100.968750                    3.61           2.84

     101.000000                    3.60           2.84
     101.031250                    3.59           2.84
     101.062500                    3.58           2.85
     101.093750                    3.56           2.85
     101.125000                    3.55           2.85

     101.156250                    3.54           2.85
     101.187500                    3.53           2.85
     101.218750                    3.52           2.85
     101.250000                    3.51           2.85
     101.281250                    3.50           2.85

     101.312500                    3.49           2.85
     101.343750                    3.48           2.86
     101.375000                    3.47           2.86
     101.406250                    3.46           2.86
     101.437500                    3.45           2.86

     101.468750                    3.44           2.86
     101.500000                    3.42           2.86
     101.531250                    3.41           2.86
     101.562500                    3.40           2.86
     101.593750                    3.39           2.86
   -----------------------------------------------------------
    Average Life                          3.25
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 4-A4

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                            Bond Summary - Bond 4-A4
 ------------------------------------------------------------------------------
  Fixed Coupon:     4.130               Type:           Fixed
      Orig Bal:     138,779,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     100.750000                    3.65           2.84
     100.781250                    3.64           2.84
     100.812500                    3.63           2.84
     100.843750                    3.62           2.84
     100.875000                    3.61           2.84

     100.906250                    3.60           2.84
     100.937500                    3.59           2.85
     100.968750                    3.58           2.85
     101.000000                    3.57           2.85
     101.031250                    3.55           2.85

     101.062500                    3.54           2.85
     101.093750                    3.53           2.85
     101.125000                    3.52           2.85
     101.156250                    3.51           2.85
     101.187500                    3.50           2.85

     101.218750                    3.49           2.86
     101.250000                    3.48           2.86
     101.281250                    3.47           2.86
     101.312500                    3.46           2.86
     101.343750                    3.45           2.86

     101.375000                    3.44           2.86
     101.406250                    3.43           2.86
     101.437500                    3.41           2.86
     101.468750                    3.40           2.86
     101.500000                    3.39           2.86
   -----------------------------------------------------------
    Average Life                          3.25
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 4-A5

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                            Bond Summary - Bond 4-A5
 ------------------------------------------------------------------------------
  Fixed Coupon:     4.500               Type:           Fixed
      Orig Bal:     2,500,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     100.875000                    3.90           2.81
     100.906250                    3.89           2.81
     100.937500                    3.88           2.81
     100.968750                    3.87           2.81
     101.000000                    3.86           2.81

     101.031250                    3.85           2.81
     101.062500                    3.84           2.81
     101.093750                    3.83           2.81
     101.125000                    3.81           2.82
     101.156250                    3.80           2.82

     101.187500                    3.79           2.82
     101.218750                    3.78           2.82
     101.250000                    3.77           2.82
     101.281250                    3.76           2.82
     101.312500                    3.75           2.82

     101.343750                    3.74           2.82
     101.375000                    3.73           2.82
     101.406250                    3.72           2.82
     101.437500                    3.71           2.83
     101.468750                    3.69           2.83

     101.500000                    3.68           2.83
     101.531250                    3.67           2.83
     101.562500                    3.66           2.83
     101.593750                    3.65           2.83
     101.625000                    3.64           2.83
   -----------------------------------------------------------
    Average Life                          3.25
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 5-A

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                             Bond Summary - Bond 5-A
 ------------------------------------------------------------------------------
  Fixed Coupon:     3.880               Type:           Fixed
      Orig Bal:     99,466,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     100.250000                    3.61           2.76
     100.281250                    3.59           2.76
     100.312500                    3.58           2.77
     100.343750                    3.57           2.77
     100.375000                    3.56           2.77

     100.406250                    3.55           2.77
     100.437500                    3.54           2.77
     100.468750                    3.53           2.77
     100.500000                    3.52           2.77
     100.531250                    3.50           2.77

     100.562500                    3.49           2.77
     100.593750                    3.48           2.77
     100.625000                    3.47           2.78
     100.656250                    3.46           2.78
     100.687500                    3.45           2.78

     100.718750                    3.44           2.78
     100.750000                    3.43           2.78
     100.781250                    3.42           2.78
     100.812500                    3.40           2.78
     100.843750                    3.39           2.78

     100.875000                    3.38           2.78
     100.906250                    3.37           2.78
     100.937500                    3.36           2.79
     100.968750                    3.35           2.79
     101.000000                    3.34           2.79
   -----------------------------------------------------------
    Average Life                          3.14
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Lehman Brothers

                             Yield Table - Bond 6-A

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 01/30/04

 ------------------------------------------------------------------------------
                             Bond Summary - Bond 6-A
 ------------------------------------------------------------------------------
  Fixed Coupon:     4.530               Type:           Fixed
      Orig Bal:     71,083,000


        Factor:     1.0000000
   Factor Date:     01/25/04        Next Pmt:           02/25/04
                                       Cusip:
         Delay:     24
 ------------------------------------------------------------------------------
   -----------------------------------------------------------
                                  0 PSA, Grp 1,2: 27 CPR,
                                  Grp 3,4,5,6,7: 25 CPR
  -----------------------------------------------------------
       Price                      Yield         Duration
  -----------------------------------------------------------
     100.625000                    4.12           2.76
     100.656250                    4.11           2.76
     100.687500                    4.10           2.76
     100.718750                    4.09           2.76
     100.750000                    4.08           2.76

     100.781250                    4.07           2.76
     100.812500                    4.06           2.77
     100.843750                    4.05           2.77
     100.875000                    4.03           2.77
     100.906250                    4.02           2.77

     100.937500                    4.01           2.77
     100.968750                    4.00           2.77
     101.000000                    3.99           2.77
     101.031250                    3.98           2.77
     101.062500                    3.97           2.77

     101.093750                    3.96           2.77
     101.125000                    3.95           2.78
     101.156250                    3.93           2.78
     101.187500                    3.92           2.78
     101.218750                    3.91           2.78

     101.250000                    3.90           2.78
     101.281250                    3.89           2.78
     101.312500                    3.88           2.78
     101.343750                    3.87           2.78
     101.375000                    3.86           2.78
   -----------------------------------------------------------
    Average Life                          3.21
     First Pay                          02/25/04
     Last Pay                           01/25/34
   -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo      6Mo     2YR  3Yr  5YR     10YR    30YR  Lib BM   1YR     2YR     3YR     4YR     5YR      7YR    10YR    12YR
------------------------------------------------------------------------------------------------------------------------------------
   Yield  1.1571  1.1707  1.7266     3.0056  4.0339  4.9766  Yield  1.3994  2.0541  2.6329  3.0968  3.4731  3.9919  4.5014  4.8381
   Coupon                 1.5000     3.0000  3.8750  5.3750
------------------------------------------------------------------------------------------------------------------------------------

----------------------
 15YR    20YR   30YR
----------------------
4.9970  1.8832  5.2891

----------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.